TERMINATION OF ESCROW SHARES ESCROW AGREEMENT
                  ---------------------------------------------

     THIS TERMINATION OF ESCROW SHARES ESCROW AGREEMENT (the "Agreement") is
                                                              ---------
made and entered into as of April 30, 2007 by and among CHARYS HOLDING COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), the Investors set forth on Schedule I attached hereto
               -------
(individually, a "Investor" or collectively "Investors"), and GOTTBETTER &
                  --------                   ---------
PARTNERS, LLP, as escrow agent ("Escrow Agent").
                                 ------------

                                    RECITALS:
                                    ---------

     WHEREAS, the Company and the Investors and certain additional investors (the "Additional Investors") entered into a Securities Purchase Agreement (the
      --------------------
"Preferred Stock Securities Purchase Agreement"), dated as of May 19, 2006,
 --------------- -----------------------------
pursuant to which the Company sold shares of its Series D Convertible Preferred Stock (the "Preferred Stock") which were convertible into the Company's Common
            ---------------
Stock, par value $0.001 per share (the "Common Stock") and in connection
                                        ------------
therewith the Company issued certain warrants to purchase additional shares of Common Stock (the "Warrants");
                   --------

     WHEREAS, the Preferred Stock Securities Purchase Agreement provided that the Company would, and the Company did, deposit the Escrow Shares (as defined in the Preferred Stock Securities Purchase Agreement) in a segregated escrow account to be held by Escrow Agent in order to effectuate the conversion of the Preferred Stock and the exercise of the Warrants, pursuant to an Escrow Shares Escrow Agreement dated as of May 19, 2006 among the Company, Investors, Additional Investors and Escrow Agent (the "Escrow Agreement");
                                            ----------------

     WHEREAS, the Company and the Investors entered into a Securities Exchange Agreement, dated as of the date hereof, pursuant to which the Company proposes to exchange Preferred Stock for Subordinated Unsecured Convertible Notes which shall be convertible into Common Stock;

     WHEREAS, all of the Preferred Stock and Warrants held by the Additional Investors have been cancelled;

     WHEREAS, the Warrants held by the Investors continue to be outstanding;

     WHEREAS, the parties hereto desire to terminate the Escrow Agreement; and

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Effective as of the date hereof, the Escrow Agreement shall be (and hereby is) cancelled and terminated, and is null, void and of no further force or effect.

     2. The Escrow Agent promptly shall send the Escrow Shares to the Company.

     3. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by the Investors to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

     4. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

                          REMAINDER OF PAGE LEFT BLANK


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
     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                        CHARYS HOLDING COMPANY, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        GOTTBETTER & PARTNERS, LLP


                                        By:
                                           -------------------------------------
                                        Name:     Adam S. Gottbetter
                                        Title:    Managing Partner

                                        SCHEDULE I
                                        ----------

                                   SCHEDULE OF INVESTORS
                                   ---------------------


                                                                  ADDRESS/FACSIMILE
             NAME                        SIGNATURE               NUMBER OF INVESTORS
-------------------------------  -------------------------  ------------------------------

Gottbetter Capital Master, Ltd.  By:                        488 Madison Avenue, 12th Floor
                                    ----------------------
                                 Name:  Adam S. Gottbetter  New York, NY 10022
                                 Its:  Director             Telephone:  212.400.6990
                                                            Facsimile:  212.400.6999

Castlerigg Master Investments    By:                        40 W. 57th Street, 26th Floor
                                    ----------------------
Ltd.                             Name:                      New York, NY 10019
                                 Its:                       Telephone:  212.603.5822
                                                            Facsimile:  212.603.5710

UBS O'Connor LLC F/B/O           By:                        1 North Wacker
                                    ----------------------
O'Connor Pipes Corporate         Name:  Brian Herward       Chicago, IL 60606
Strategies Master Ltd.           Its:                       Telephone:
                                                            Facsimile:


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